Unknown;goundrey_j;

                                SUB-ITEM 77Q1(A)



Appendix A, dated June 19, 2012 to the Master Amended and Restated By-Laws for MFS Series Trust X, dated January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 50 to the Registration Statement of MFS Series Trust III (File Nos. 2-60491 and 811-2794), as filed with the Securities and Exchange Commission via EDGAR on June 29, 2012, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.











































                               MFS SERIES TRUST X


                           CERTIFICATION OF AMENDMENT

                           TO THE DECLARATION OF TRUST





                         REDESIGNATION OF CLASS W SHARES



      Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust X, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, and MFS International Value Fund, each a series of the Trust, as "Class R5 Shares" effective May 30, 2012.

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER

Robert E. Butler

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116





MAUREEN R. GOLDFARB Maureen R. Goldfarb

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116



DAVID H. GUNNING

PersonNameDavid H. Gunning

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116





WILLIAM R. GUTOW

PersonNameWilliam R. Gutow

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116



MICHAEL HEGARTY

Michael Hegarty

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116



JOHN P. KAVANAUGH

John P. Kavanaugh

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116





ROBERT J. MANNING

Robert J. Manning

MFS Investment Management

500 Boylston Street

Boston, MA 02116




J. DALE SHERRATT

J. Dale Sherratt

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116





LAURIE J. THOMSEN

Laurie J. Thomsen

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116





ROBERT W. UEK

Robert W. Uek

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116